SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials





                               USA REIT FUND LLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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     previously.  Identify the previous filing by registration statement number,
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



                                USA REIT FUND LLC





                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                       AND

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT






                         MEETING TO BE HELD AT 9:30 A.M.
                               SEPTEMBER 27, 2004
                             1 FIRST CANADIAN PLACE
                                   SUITE 6300
                              100 KING STREET WEST
                                TORONTO, ONTARIO

                                USA REIT FUND LLC

                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       USA
                                 (414) 287-3744
August 30, 2004

Dear Shareholders:

         You are invited to a special meeting (the "Meeting") of holders ("Shareholders") of common shares of USA REIT Fund LLC (the "Company") to be held on September 27, 2004 at 9:30 a.m. (Toronto time) at 1 First Canadian Place, Suite 6300, 100 King Street West, Toronto, Ontario.

         The main purpose of the Meeting is to consider a plan of dissolution and liquidation (the "Plan") for the winding up of the Company. Shareholders will be asked to vote upon a special resolution ("Special Resolution") to commence the winding up of the Company. If the Plan is approved, the Company will liquidate its assets and will distribute its net assets to Shareholders after satisfying its liabilities.

         In order to become effective, the Special Resolution must be approved by a two-thirds majority of the Shareholders represented at the Meeting.

         Attached is a Notice of Special Meeting of Shareholders and a Management Information Circular and Proxy Statement, which contain important information relating to the Plan and the Special Resolution. You are urged to read the Management Information Circular and Proxy Statement carefully. If you are in doubt as to how to deal with the matters described in the Management Information Circular and Proxy Statement, you should consult your financial advisor.

         If you wish to vote in favour of or against the Special Resolution, you should contact your broker and submit the enclosed voting instruction form voting in favour of the Special Resolution, as soon as possible, and in any event no later than 5:00 p.m. (Toronto time) on September 23, 2004. All Shareholders are encouraged to attend the Meeting.


         IF YOU ARE A BENEFICIAL HOLDER OF COMMON SHARES AND WISH TO VOTE IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BROKER OR AGENT WELL IN ADVANCE OF THE MEETING TO DETERMINE HOW YOU CAN DO SO.


         THE BOARD OF DIRECTORS OF THE COMPANY HAS DETERMINED THAT THE SPECIAL RESOLUTION IS IN THE BEST INTERESTS OF THE COMPANY AND SHAREHOLDERS.



                                           Sincerely,



                                           Peter A. Braaten
                                           President and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                       PAGE

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS..................................1

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT........................2

THE COMPANY................................................................2

DETAILS OF THE PLAN........................................................2

REASONS FOR THE PLAN.......................................................3

EXPENSES OF THE PLAN.......................................................4

TERMINATION OF THE PLAN....................................................4

INTEREST OF MANAGEMENT AND OTHERS IN THE PLAN..............................4

MANAGEMENT OF THE COMPANY..................................................5

THE ADMINISTRATOR..........................................................5

THE INVESTMENT ADVISOR.....................................................6

CANADIAN FEDERAL INCOME TAX CONSIDERATIONS.................................8

U.S. FEDERAL INCOME TAX CONSIDERATIONS.....................................9

OUTSTANDING SHARES, SHARE PROVISIONS AND PRINCIPAL HOLDERS................11

GENERAL PROXY INFORMATION.................................................12

SCHEDULE A - SPECIAL RESOLUTION OF SHAREHOLDERS

EXHIBIT I - PLAN OF LIQUIDATION, DISSOLUTION AND WINDING UP

                                USA REIT FUND LLC
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         NOTICE is hereby given that a special meeting (the "Meeting") of holders ("Shareholders") of common shares of USA REIT Fund LLC (the "Company") will be held on September 27, 2004 at 9:30 a.m. (Toronto time) at 1 First Canadian Place, Suite 6300, 100 King Street West, Toronto, Ontario for the following purpose:

1. To consider, and if deemed advisable, to approve a special resolution (the "Special Resolution") to implement a plan (the "Plan") of dissolution and liquidation for the winding up of the Company, all as more fully described in the accompanying Management Information Circular and Proxy Statement.

2. To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

         A copy of the Special Resolution and the Plan is attached as Schedule A to the accompanying Management Information Circular and Proxy Statement.

DATED at Toronto, Ontario, this 30th day of August, 2004.



                                           By Order of the Board of Directors



                                           Peter A. Braaten
                                           President and Chief Executive Officer





IMPORTANT: IF YOU ARE UNABLE TO BE PRESENT IN PERSON AT THE MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND TO RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE.


The Management Information Circular and Proxy Statement and voting instruction form will be mailed to Shareholders on or about August 31, 2004.

                                USA REIT FUND LLC
               MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

                                   THE COMPANY

         USA REIT Fund LLC is a limited liability company organized under the laws of the State of Delaware on September 4, 2003. The Company qualifies as a regulated investment company under the United States Internal Revenue Code of 1986, as amended. As a regulated investment company, the Company generally is not subject to U.S. federal income tax on its income or gains, if any, that it distributes to Shareholders.


         On December 17, 2003, the Company completed an initial public offering of 2,700,000 common shares ("Shares") at a price of $10.00 per Share for gross proceeds of $27,000,000. On January 16, 2004, the Company issued an additional 50,000 Shares for gross proceeds of $500,000 pursuant to the exercise of an over-allotment option granted to the Company's agents with respect to the initial public offering. As at August 27, 2004, 2,691,500 Shares were issued and outstanding. The Company invested the net proceeds of approximately $25,365,000 from the initial public offering and the related exercise of the over-allotment option in a portfolio consisting primarily of U.S. REIT securities, with the objective of: (1) providing Shareholders with monthly cash distributions initially targeted at $0.0583 ($0.70 per annum) per Share and (2) achieving appreciation in the net asset value per Share.


         INVESCO Real Estate, located in Dallas, Texas, is the investment advisor for the Company. INVESCO Real Estate is the real estate management division of AMVESCAP PLC, an international investment management company. Brompton Capital Advisors Inc., a member of the Brompton Group of Companies, (the "Administrator") is the administrator of the Company.

         The registered agent for the Company is Delaware Corporation Organizers, Inc., 1201 N. Market Street, 18th Floor, Wilmington, New Castle County, Delaware 19801.

         The Company is not considered to be a mutual fund under the securities legislation of the provinces and territories of Canada. Consequently, the Company is not subject to the various policies and regulations that apply to mutual funds under applicable Canadian securities legislation. The Company is registered as a closed-end investment company under the United States Investment Company Act of 1940, as amended.

         The Company will furnish, without charge, copies of its most recent Annual Report and Semi-Annual Report to any Shareholder upon request by writing to the Administrator at Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario, M5J 2T3 or by calling 1-866-642-6001.


                               DETAILS OF THE PLAN

         The Company proposes to liquidate its assets and dissolve pursuant to the provisions of a plan of dissolution, liquidation and winding up (the "Plan") which the Board of Directors authorized on August 13, 2004 for presentation to Shareholders for their approval. The Board determined that an orderly liquidation of the Company's assets was in the best interests of the

Company and its Shareholders. The Plan, a copy of which is attached to this Management Information Circular and Proxy Statement as Exhibit I to Schedule A, provides for the complete liquidation of all of the assets of the Company. If the Plan is approved by Shareholders, INVESCO Real Estate, the Company's investment advisor, will undertake the liquidation of the Company's assets at market prices and on such terms and conditions as it determines to be reasonable and in the best interests of the Company and its Shareholders. Before dissolving, the Company may make one or more dividend distributions of income or capital gain realized on the disposition of its portfolio securities.

         Shareholders are being asked to vote upon a special resolution (the "Special Resolution") to commence the winding up of the Company in accordance with the Plan. If the Plan is approved, then as soon as practicable after completion of the liquidation of the Company's assets, the proceeds from the sale of the Company's assets (net of any dividend distributions relating thereto and sales, wind-up and other expenses incurred or to be incurred by the Company) will be distributed to the then Shareholders of record. An application will be made to have the Shares de-listed from the Toronto Stock Exchange. After the Company has satisfied all of its liabilities and obligations, completed the distribution to Shareholders and de-listed the Shares, the Company will be dissolved. Upon the distribution to Shareholders, Shareholders will no longer have any rights or benefits in respect of the Shares.

         If the Plan is not approved, the Company will continue as it is currently being operated.


                              REASONS FOR THE PLAN

         THE COMPANY'S BOARD OF DIRECTORS HAS DETERMINED THAT THE SPECIAL RESOLUTION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. In arriving at such determination, consideration was given to the following factors:

         o LIQUIDITY OF SHARES. As a closed-end fund registered under the United States Investment Company Act of 1940, as amended, the Company's Shares are not redeemable at the option of Shareholders. In addition, the Shares which are listed on the Toronto Stock Exchange are thinly traded. The average daily trading volume for the Shares for the period from July 12, 2004 to August 11, 2004 was approximately 2,850 Shares. The average daily trading volume for the Shares for the period from January 2, 2004 to August 11, 2004 was approximately 5,150 Shares.

         o SHARES TRADING AT A DISCOUNT. The Shares have generally traded below their net asset value since the completion of the Company's initial public offering. As of August 5, 2004, the Shares were trading at a discount of 8.2% below their net asset value.

         o EXPENSES OF THE COMPANY. Recent regulatory initiatives in the United States will result in increased costs to the Company and would be expected to substantially increase effective October 2004. The extent of the changes in U.S. regulations was not anticipated when the Company was organized and Shares were offered. Given the size of the Company, the Board determined that the incremental costs of compliance would be unduly burdensome for Shareholders.

         o CANADIAN TAX CONSEQUENCES. A Shareholder who is resident or deemed to be resident in Canada who disposes of Shares held as capital property will realize a capital gain (or capital loss) under the Income Tax Act (Canada) to the extent that the proceeds of disposition exceed (or are less than) the adjusted cost base of the Shares immediately before disposition and any reasonable costs of disposition. See "Canadian Federal Income Tax Considerations".

         o U.S. TAX CONSEQUENCES. The liquidation and dissolution of the Company pursuant to the Plan will generally not result in any additional U.S. federal income tax liability unless a Shareholder is (or is deemed to be) a citizen or resident of the United States, or a Shareholder's income from the Company is treated as being "effectively connected" with a U.S. trade or business. See "U.S. Federal Income Tax Considerations".


                              EXPENSES OF THE PLAN


         All costs and expenses associated with the Plan and its implementation are estimated to be approximately $225,000. All of these costs will be borne by the Company.



                             TERMINATION OF THE PLAN

         The Special Resolution may, at any time before or after the holding of the special meeting of Shareholders (the "Meeting"), but prior to the implementation of the Plan, be terminated by the Board of Directors without further notice to, or action on the part of, Shareholders if the Board of Directors determines in its sole judgment that it would be inadvisable for the Company to proceed.


                  INTEREST OF MANAGEMENT AND OTHERS IN THE PLAN

         An affiliate of the Administrator, Brompton Management Limited, purchased 20,000 Shares for $200,000 for the purposes of organizing the Company, and another affiliate of the Administrator, Brompton Financial Limited, subscribed for 80,000 additional Shares at an aggregate cost of $800,000 in connection with the initial public offering of Shares. Both of these affiliates are controlled indirectly by Peter A. Braaten, President and Chief Executive Officer of the Company. In addition, Mr. Braaten owns 1,600 Shares directly. In total, Mr. Braaten owned or controlled the following Shares as of August 11, 2004:

------------------------------ ------------------------------ ---------------------------- --------------------------
      NAME AND ADDRESS                   POSITION              SHARES BENEFICIALLY OWNED       PERCENT OF SHARES
                                                                                                  OUTSTANDING
------------------------------ ------------------------------ ---------------------------- --------------------------
Peter A. Braaten               President, Chief Executive               101,600                      3.77
Suite 2930, P.O. Box 793       Officer, Director
Bay Wellington Tower
BCE Place
181 Bay Street
Toronto, ON  M5J 2T3
------------------------------ ------------------------------ ---------------------------- --------------------------

         Peter Braaten and the affiliates of the Administrator have advised the Company that they intend to vote their Shares in favour of the Special Resolution.

                            MANAGEMENT OF THE COMPANY


DIRECTORS AND OFFICERS OF THE COMPANY

         The Board of Directors of the Company consists of three members. The Board of Directors is responsible for managing the Company's business.

         The name, municipality of residence, position with the Company and principal occupation of the directors and officers are set out below:

NAME AND MUNICIPALITY OF
RESIDENCE                                     POSITION WITH THE COMPANY           PRINCIPAL OCCUPATION
-------------------------------               -------------------------           --------------------
PETER A. BRAATEN(4)                           President, Chief Executive          Chairman, Brompton Limited
Toronto, Ontario                              Officer and Director

W. ANDREW KRUSEN(1)(2)(3)                     Director                            President and Chairman, Dominion
Tampa Bay, Florida                                                                Financial Group Inc.

SHARON H. SALLOWS(1)(2)(3)                    Chair and Director                  Partner, Ryegate Capital Corporation
Toronto, Ontario

DAVID E. ROODE                                Chief Financial Officer,            Vice-President, Brompton Limited
Toronto, Ontario                              Vice-President and Corporate
                                              Secretary

(1) Mr. Krusen is the chair of the audit committee. Ms. Sallows is a member of the audit committee.
(2) Ms. Sallows is the chair of the corporate governance committee. Mr. Krusen is a member of the corporate governance committee.
(3)      Mr. Krusen and Ms. Sallows are independent directors.
(4) As at August 11, 2004, Mr. Braaten held directly or indirectly, or exercised control or direction over, 101,600 Shares.

REMUNERATION OF DIRECTORS AND OFFICERS OF THE COMPANY

         The fees of the independent directors of the Company, expenses of the directors of the Company and the premiums for directors' and officers' insurance coverage for the directors and officers of the Company are paid by the Company. Compensation for the independent directors of the Company is US$16,000 per director per year. Except for the independent directors, the officers and directors of the Company do not receive any remuneration from the Company.


                                THE ADMINISTRATOR

         Brompton Capital Advisors Inc. (the "Administrator") is the administrator of the Company and is a wholly-owned subsidiary of Brompton Limited. The Administrator is registered with the Ontario Securities Commission as an investment counsel, portfolio manager and limited market dealer.

         The Brompton Group of Companies ("Brompton") operates out of offices in Toronto at Suite 2930, P.O. Box 793, Bay Wellington Tower, BCE Place, 181 Bay Street, Toronto, Ontario M5J 2T3.

         Brompton typically invests its own capital in the assets and investment vehicles which it manages. In this way, the Administrator's interests are aligned with those of the Shareholders.

An affiliate of the Administrator, Brompton Management Limited, purchased 20,000 Shares for $200,000 for the purposes of organizing the Company, and another affiliate of the Administrator, Brompton Financial Limited, subscribed for 80,000 additional Shares at an aggregate cost of $800,000 in connection with the initial public offering of Shares.


THE ADMINISTRATIVE SERVICES AGREEMENT

         Pursuant to an administrative services agreement ("Administrative Services Agreement") dated as of November 25, 2003 between the Administrator and the Company, the Administrator provides administrative services to the Company, for which the Administrator is paid a fee based on the net asset value of the Company. If the net asset value exceeds $55 million, the Administrator will receive an annual fee equal to the sum of: (i) 0.30% of the net asset value for the first $10 million; (ii) 0.40% of the net asset value on the next $10 million; and (iii) 0.50% of the net asset value above $20 million. If the net asset value is less than $55 million, the Administrator will receive an annual fee equal to 45% of 1.10% of the net asset value, which will be reduced by 0.014% of the net asset value for each $1 million of net asset value below $55 million and further reduced by 0.055% of the net asset value for each $1 million of net asset value below $30 million.

         If the Special Resolution is approved, the Administrative Services Agreement will be terminated in accordance with the provisions of that agreement. Other than payment of the fees payable to the Administrator and the reimbursement of the Administrator's expenses pursuant to the Administrative Services Agreement, no additional payments will be required to be made by the Company to the Administrator as a result of the termination of the agreement.


DIRECTORS AND OFFICERS OF THE ADMINISTRATOR

         The name and municipality of residence of the directors and officers of the Administrator are as follows:

MARK A. CARANCI                Chief Financial Officer and Director
Toronto, Ontario

MOYRA E. MACKAY                Vice-President, Corporate Secretary and Director
Toronto, Ontario

DONALD W.C. LILLIE             President, Chief Executive Officer and Director
Toronto, Ontario

RAYMOND R. PETHER              Chairman and Director
Toronto, Ontario


                             THE INVESTMENT ADVISOR

         The Company has engaged INVESCO Real Estate (the "Investment Advisor"), whose principal office is Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, Texas, 75240 as the investment advisor to implement the Company's investment strategy and to select and manage the Company's investments. The Investment Advisor is the real estate management division of INVESCO Institutional (N.A.), Inc., a subsidiary of AMVESCAP, PLC., an international investment management company. AMVESCAP, PLC. is based in London, U.K., with money managers located in Europe, North and South America and the Far East. INVESCO Institutional (N.A.), Inc. is the North American institutional division of AMVESCAP, PLC. All real estate investment management services within the AMVESCAP, PLC organization are provided through the Investment Advisor.


INVESTMENT ADVISORY AGREEMENT

           Pursuant to an investment advisory agreement (the "Investment Advisory Agreement") dated as of November 25, 2003 between the Company and the Investment Advisor, the Investment Advisor is authorized to invest, reinvest and manage the investments of the Company in accordance with the Company's investment objectives and investment restrictions, for which the Investment Advisor is paid a fee based on the net assets of the Company. If the net asset value exceeds $55 million, the Investment Advisor will receive an annual fee equal to the sum of: (i) 0.80% of the net asset value for the first $10 million;
(ii) 0.70% of the net asset value on the next $10 million; and (iii) 0.60% of the net asset value above $20 million. If the net asset value is less than $55 million, the Investment Advisor will receive an annual fee equal to 55% of 1.10% of the net asset value, which will be reduced by 0.014% of the net asset value for each $1 million of net asset value below $55 million and further reduced by 0.055% of the net asset value for each $1 million of net asset value below $30 million.

         If the Special Resolution is approved, the Investment Advisory Agreement will be terminated in accordance with the provisions of that agreement. Other than payment of the fees payable to the Investment Advisor and the reimbursement of the Investment Advisor's expenses pursuant to the Investment Advisory Agreement, no additional payments will be required to be made by the Company to the Investment Advisor as a result of the termination of the agreement.


PRINCIPAL PORTFOLIO MANAGERS OF THE INVESTMENT ADVISOR

         The principal portfolio managers of the Investment Advisor who are responsible for the investment management of the Company and who jointly make the active asset and sector allocation decisions for the Company's REIT Portfolio are as follows:

NAME AND MUNICIPALITY OF RESIDENCE          POSITION WITH THE INVESTMENT ADVISOR
----------------------------------          ------------------------------------
JOE V. RODRIGUEZ, JR.                       Director of Securities Management
Dallas, Texas

JAMES W. TROWBRIDGE                         Associate Partner, Portfolio Manager
Dallas, Texas

MARK BLACKBURN                              Partner, Portfolio Manager
Dallas, Texas

                   CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

         In the opinion of Osler, Hoskin & Harcourt LLP, counsel to the Company, the following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations relating to the Special Resolution and Plan that are generally applicable to a Shareholder who, for purposes of the Income Tax Act (Canada) (the "Canadian Tax Act") and at all relevant times, is resident or deemed to be resident in Canada, deals at arm's length and is not affiliated with the Company and holds Shares as capital property (a "Holder"). Generally, Shares will be considered to be capital property to a Holder provided the Holder does not hold the Shares in the course of carrying on a business of trading or dealing in securities and has not acquired the Shares in one or more transactions considered to be an adventure in the nature of trade. This summary does not apply to a Shareholder with respect to whom the Company is or will be a foreign affiliate within the meaning of the Canadian Tax Act, a Shareholder who holds, together with persons with whom such holder does not deal at arm's length for purposes of the Canadian Tax Act, more than 10% of the Shares issued by the Company, nor does it apply to a Shareholder that is a "financial institution" for purposes of the special mark-to-market regime in the Canadian Tax Act or that is a "specified financial institution" for purposes of the Canadian Tax Act.

         This summary is based on the current provisions of the Canadian Tax Act, the regulations thereunder (the "Regulations"), counsel's understanding of the current administrative and assessing policies and practices of the Canada Revenue Agency and all specific proposals to amend the Canadian Tax Act and the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, including the FIE Legislation (defined below), and assumes that they will be enacted substantially as proposed, although no assurance in this regard can be given. This summary does not otherwise take into account or anticipate any changes in law, whether by legislative, government or judicial action or interpretation, nor does it take into account provincial, territorial or foreign income tax legislation or considerations. This summary relies upon a certificate of the Company as to distributions and taxable dividends paid by the Company and income, profits and gains on the underlying investments and as to certain matters relating to the distribution of the Shares. This summary assumes that the Company will at all relevant times qualify as a "regulated investment company" for the purposes of Sections 851(b) and 852(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code").

         THIS SUMMARY IS NOT EXHAUSTIVE OF ALL POSSIBLE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS RELATING TO THE SPECIAL RESOLUTION AND PLAN. MOREOVER, THE INCOME AND OTHER TAX CONSEQUENCES RELATING TO THE SPECIAL RESOLUTION AND PLAN WILL VARY DEPENDING ON THE SHAREHOLDER'S PARTICULAR CIRCUMSTANCES. ACCORDINGLY, THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE NOR SHOULD IT BE CONSTRUED AS LEGAL OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR ADVICE WITH RESPECT TO THE INCOME TAX CONSEQUENCES RELATING TO THE SPECIAL RESOLUTION AND PLAN, BASED ON THEIR OWN PARTICULAR CIRCUMSTANCES.

         A Shareholder will dispose of its Shares upon the winding-up of the Company. A Shareholder will realize a capital gain (or capital loss) under the Canadian Tax Act equal to the amount, if any, by which the proceeds of disposition exceed (or are less than) the adjusted cost base of the Shares immediately before disposition and any reasonable costs of disposition. One-half of any capital gain (a "taxable capital gain") realized on the disposition of Shares will be included in the Shareholder's income and one-half of any capital loss (an "allowable capital loss") will be deducted from any taxable capital gains realized in the same taxation year in accordance with the provisions of the Canadian Tax Act. Any excess of allowable capital losses over taxable capital gains may be carried back up to three taxation years or carried forward indefinitely and deducted against taxable capital gains in those other years to the extent and in the circumstances set out in the Canadian Tax Act.

         Capital gains realized by an individual or by most trusts may give rise to a liability for alternative minimum tax under the Canadian Tax Act. A Shareholder that is a Canadian-controlled private corporation may be liable to pay an additional refundable tax of 6 2/3% on taxable capital gains.


FIE LEGISLATION

         On October 30, 2003, the Minister of Finance (Canada) released revised draft amendments to the Canadian Tax Act respecting "foreign investment entities" (the "FIE Legislation"). If passed, the FIE Legislation would be applicable to taxation years beginning after 2002. Based on a certificate of the Company, counsel is of the view that the FIE Legislation should not be applicable with respect to the holding of Shares. There can be no assurance that any revisions to the FIE Legislation could not adversely affect the tax treatment of a Holder.


                     U.S. FEDERAL INCOME TAX CONSIDERATIONS

         In the opinion of Vedder, Price, Kaufman & Kammholz, P.C., U.S. counsel to the Company, the following is a description of certain U.S. federal income tax consequences of the Special Resolution and Plan to a Holder (which for purposes of this discussion is a Shareholder who is not a U.S. citizen or resident for U.S. federal income tax purposes). This discussion reflects applicable tax laws of the United States as of the date of this Management Information Circular and Proxy Statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a complete discussion of all U.S. federal income tax concerns affecting the Company and its Shareholders, and the discussion set forth herein does not constitute tax advice. In addition, except as discussed under "U.S. Tax Withholding of Non-U.S. Shareholders", no attempt is made to present state, local or foreign tax consequences or tax consequences applicable to a Shareholder with a special tax status such as a financial institution, insurance company, regulated investment company, real estate investment trust, a person who holds shares in the Company other than as a capital asset for federal income tax purposes, a dealer in securities, a trader in securities that elects to use a mark-to-market method of accounting for securities holdings, a tax-exempt organization, a person liable for alternative minimum tax, or a person that holds shares in the Company as part of a straddle or hedging transaction.

         The transactions contemplated by the Plan are expected to be treated as a complete liquidation of the Company for U.S. federal income tax purposes (the "Liquidation"). The Company has not sought a ruling from the IRS with respect to the federal income tax consequences to the Company or its Shareholders which may result from the Liquidation. The discussion below is therefore not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary. SHAREHOLDERS ARE THEREFORE ADVISED TO CONSULT WITH THEIR

OWN TAX ADVISORS REGARDING THE IMPLICATIONS OF THE LIQUIDATION IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

         TAXATION OF THE COMPANY

         As discussed above, pursuant to the Plan, the Company will sell all of its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to its shareholders and dissolve. The Company anticipates that it will retain its qualification as a regulated investment company under the Code during the period in which it liquidates pursuant to the Plan (the "Liquidation Period"). If the Company maintains such tax qualification during the Liquidation Period, the Company will not be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned to the extent such amounts are distributed to the Shareholders.

         BACKUP WITHHOLDING

         The Company may be required to withhold, for U.S. federal income tax purposes, a portion of any taxable distributions (including the distributions pursuant to the Liquidation (the "Liquidating Distributions")) payable to a Shareholder unless such Shareholder provides the Company with his, her or its correct taxpayer identification number (if such Shareholder has a U.S. taxpayer identification number) or makes certain required certifications (including the certifications described below in "U.S. Tax Withholding of Non-U.S. Shareholders"). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability, if any, provided the appropriate information is furnished to the IRS.

         U.S. TAX WITHHOLDING OF NON-U.S. SHAREHOLDERS

         Non-U.S. Shareholders, including Shareholders who are U.S. non-resident aliens, may be subject to U.S. federal income tax withholding on certain distributions of the Company. U.S. federal income taxation and withholding will depend on the type of distribution, whether or not a non-U.S. Shareholder's income from the Company is treated as being "effectively connected" with a U.S. trade or business carried on by such Shareholder, and whether or not a non-U.S. Shareholder is physically present in the United States for more than 182 days during the taxable year.

         If income from the Company is not "effectively connected," as such term is used in the Code, with a U.S. trade or business engaged in by a non-U.S. shareholder, then certain distributions of the Company will be subject to U.S. withholding tax at a rate of 30% or such lower rates as may be prescribed by an applicable treaty unless, in the case of an individual, such person was physically present in the United States for more than 182 days during a weighted test period (generally, the taxable year of the distribution and the preceding two taxable years). In such case, the individual will generally be treated as a U.S. resident and taxed on his or her worldwide income at graduated rates applicable to U.S. citizens. The Canada-United States Income Tax Treaty currently provides that dividends paid by the Company to a Canadian resident are generally subject to withholding at a rate of 15%. However, in the case of a Canadian resident trust, company, organization, or other arrangement that is generally exempt from tax in Canada and that is operated exclusively to administer or provide pension, retirement, or employee benefits, such as a registered retirement savings plan or a registered retirement income fund, such dividends are exempt from U.S. withholding tax. In general, treaty benefits apply only if you provide, under penalty of perjury, a properly completed IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for U.S. Tax Withholding) or other documents required by U.S. tax law. Such documents must be provided prior to the payment of a distribution in order to claim the benefits of the lower withholding rate under a treaty.

         Liquidating Distributions and capital gain distributions are generally not subject to U.S. withholding tax. However, Shareholders who are physically present in the United States for more than 182 days during the taxable year are generally treated as U.S. residents and taxed on their worldwide income at graduated rates applicable to U.S. citizens. The Company may be required to backup withhold U.S. federal income tax on such distributions unless such Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption, such as by completing the appropriate IRS Form W-8. See "Backup Withholding" above. Such Shareholders should generally provide the Company with a properly executed IRS Form W-8BEN or other appropriate certificate under U.S. income tax law.

         If the income from the Company is "effectively connected," as such term is used in the Code, with a U.S. trade or business engaged in by a non-U.S. Shareholder, then Liquidating Distributions, distributions of ordinary dividends, capital gain distributions and any gains from the sale or exchange of shares of the Company will generally be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. To avoid back-up withholding, such Shareholders should provide the Company with a properly executed IRS Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade of Business in the United States) or other appropriate documentation under U.S. income tax law.

         THIS SUMMARY IS NOT EXHAUSTIVE OF ALL POSSIBLE U.S. TAX CONSIDERATIONS APPLICABLE TO THE SPECIAL RESOLUTION AND PLAN. SHAREHOLDERS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION TO THEIR OWN CIRCUMSTANCES OF THE ABOVE-DESCRIBED GENERAL U.S. FEDERAL INCOME TAXATION RULES AND WITH RESPECT TO OTHER U.S. FEDERAL, STATE, LOCAL, FOREIGN OR TREATY TAX CONSEQUENCES TO THEM OF THE SPECIAL RESOLUTION AND PLAN.


           OUTSTANDING SHARES, SHARE PROVISIONS AND PRINCIPAL HOLDERS


         As of August 27, 2004, there were 2,691,500 Shares outstanding.


         Each Share entitles the holder to the same rights and obligations as a holder of any other Share, and no Shareholder is entitled to any privilege, priority or preference in relation to any other Shareholder. Shareholders are entitled to one vote for each Share held. Each Shareholder is entitled to participate equally with respect to any and all distributions made by the Company, including distributions of ordinary income and on a return of capital, if any. On the winding up of the Company, holders of outstanding Shares of record are entitled to receive on a pro rata basis all of the assets of the Company remaining after payment of all debts, liabilities and liquidation expenses of the Company.

         As of August 11, 2004, to the knowledge of the directors and officers of the Company, no person owned of record more than 5% of the outstanding Shares other than CDS & Co., the nominee of The Canadian Depository for Securities Limited, which held all of the Shares as registered owner for various brokers and other persons on behalf of their clients and others, and the names of the beneficial owners of such shares are not known to the Company.


                            GENERAL PROXY INFORMATION


MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

         This Management Information Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Meeting to be held at the time and place and for the purposes set out in the Notice of Special Meeting of Shareholders accompanying this Management Information Circular and Proxy Statement. The Meeting will be held on September 27, 2004 at 9:30 a.m. (Toronto time) at 1 First Canadian Place, Suite 6300, 100 King Street West, Toronto, Ontario. Sending notice of the Meeting and soliciting proxies for the Meeting will be paid for by the Company. Solicitation of proxies will be by mail and may be supplemented by telephone or other personal contact by agents of the Company.


VOTING RIGHTS, RECORD DATE, QUORUM AND PROXY INFORMATION

         To be used at the Meeting, a proxy must be deposited with Computershare Trust Company of Canada, a co-transfer agent, at 100 University Avenue, Toronto, Ontario M5J 2Y1 (or if by facsimile sent to: 416-263-9524 or 1-866-249-7775) at any time up to 5:00 p.m. (Toronto time) on September 23, 2004, or with the Chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or the day of any adjournment of the Meeting.

         Only Shareholders of record at the close of business on August 27, 2004 will be entitled to vote in respect of the matters to be voted at the Meeting, or any adjournment thereof, including the Special Resolution.

         With respect to each matter properly before the Meeting, a Shareholder shall be entitled to one vote for each Share registered in the name of such Shareholder.

         Pursuant to the organizational documents of the Company, a quorum at the Meeting will consist of Shareholders present in person or represented by proxy holding, respectively, not less than 10% of the outstanding Shares of the Company. If no quorum is present, the Shareholders then present will constitute a quorum at an adjourned meeting.

         Properly executed proxies that are marked abstain will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to any matters identified in the Notice of Special Meeting of Shareholders, but will not be counted as a vote in favour of the matters identified in the Notice of Special Meeting of Shareholders. If a broker or nominee holding Shares in "street name" indicates that it has not received instructions on how to vote on the matters identified in the Notice of Special Meeting of Shareholders, those Shares will not be counted for purposes of determining whether a quorum is present and will not be entitled to vote with respect to any matters identified in the Notice of Special Meeting of Shareholders.

APPOINTMENT OF PROXY HOLDERS

         Shareholders who are unable to be present at the Meeting may still vote through the use of proxies. If you are a Shareholder, you should complete, execute and return the enclosed proxy form. By completing and returning the enclosed proxy form, you can participate in the Meeting through the person or persons named on the form. Please indicate the way you wish to vote on each item of business, and your vote will be cast accordingly. IF YOU DO NOT INDICATE A PREFERENCE, THE SHARES REPRESENTED BY THE ENCLOSED PROXY FORM, IF THE SAME IS EXECUTED IN FAVOUR OF THE APPOINTEES NAMED IN THE PROXY FORM AND DEPOSITED AS PROVIDED IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, WILL BE VOTED IN FAVOUR OF ALL MATTERS IDENTIFIED IN SUCH NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.


DISCRETIONARY AUTHORITY OF PROXIES

         The proxy form confers discretionary authority upon the appointees named therein with respect to such matters, including without limitation such amendment or variation to the Special Resolution, as, though not specifically set forth in the Notice of Special Meeting of Shareholders, may properly come before the Meeting. The Board of Directors and management do not know of any such matter which may be presented for consideration at the Meeting. However, if any such matter is presented, the proxy will be voted thereon in accordance with the best judgment of the appointees named in the proxy form.

         ON ANY BALLOT THAT MAY BE CALLED FOR AT THE MEETING, ALL SHARES IN RESPECT OF WHICH THE APPOINTEES NAMED IN THE ACCOMPANYING PROXY FORM HAVE BEEN APPOINTED TO ACT WILL BE VOTED, OR WILL BE WITHHELD FROM VOTING, IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER SIGNING THE PROXY FORM. IF NO SUCH SPECIFICATION IS MADE, THEN THE SHARES WILL BE VOTED IN FAVOUR OF ALL MATTERS IDENTIFIED IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.


ALTERNATE PROXY

         A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE APPOINTEES DESIGNATED ON THE ACCOMPANYING PROXY FORM BY CROSSING OUT THE PRINTED NAMES AND INSERTING THE NAME OF THE PERSON HE OR SHE WISHES TO ACT AS PROXY IN THE BLANK SPACE PROVIDED, OR BY COMPLETING ANOTHER PROXY FORM. PROXY FORMS WHICH APPOINT PERSONS OTHER THAN THE APPOINTEES WHOSE NAMES ARE PRINTED ON THE FORM SHOULD BE SUBMITTED TO THE COMPANY AND THE PERSON SO APPOINTED SHOULD BE NOTIFIED. A PERSON ACTING AS PROXY NEED NOT BE A SHAREHOLDER.

         On any ballot that may be called for at the Meeting, all Shares in respect of which the person named in a proxy form has been appointed to act shall be voted or withheld from voting in accordance with the specification of the Shareholder signing such proxy form. If no such specification is made, then the Shares may be voted in accordance with the best judgment of the person named in the proxy form. Furthermore, the person named in the proxy form will have discretionary authority with respect to any amendments to the matters set forth in the Notice of Meeting and with respect to any other matters that may properly come before the Meeting, and will be voted on such amendments and other matters in accordance with the best judgment of the person named in such proxy form.

REVOCATION OF PROXIES

         If the accompanying form of proxy is executed and returned, such proxy may nevertheless be revoked by an instrument in writing executed by the Shareholder or his or her attorney authorized in writing, as well as in any other manner permitted by law. Any such instrument revoking a proxy must either be deposited at the registered office of the Company no later than 5:00 p.m. (Toronto time) on the day before the day of the Meeting or be deposited with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof. If the instrument of revocation is deposited with the Chairman on the day of the Meeting or any adjournment thereof, the instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.


SOLICITATION OF PROXIES

         The cost of this solicitation of proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and fiduciaries for the proper charges and expenses incurred in forwarding this Management Information Circular and Proxy Statement and related materials to beneficial owners of Shares. In addition to solicitation by mail, officers of the Company may, without additional compensation, solicit proxies personally or by telephone.


ADVICE TO BENEFICIAL HOLDERS

         The information set forth in this section is of significant importance to beneficial holders of Shares, as these Shares are held in the name of CDS & Co., the nominee of The Canadian Depositary for Securities Limited, and not in the name of the beneficial holders of the Shares. The Company utilizes the book-entry only system of registration and thus Shareholders do not hold their Shares in their own name ("BENEFICIAL SHAREHOLDERS"). Beneficial Shareholders should note that only proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Shares can be recognized and acted upon at the Meeting. Shares held by brokers or their nominees through CDS & Co. can only be voted upon the instructions of the Beneficial Shareholder. Without specific instructions, CDS & Co. and brokers/nominees are prohibited from voting Shares for their client(s). The Company does not know for whose benefit the Shares registered in the names of CDS & Co. are held. Therefore, Beneficial Shareholders cannot be recognized at the Meeting for purposes of voting their Shares in person or by way of proxy unless they comply with the procedure designated below.

         Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholders how to vote on behalf of the Beneficial Shareholders. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communications ("ADP"). ADP typically prepares a voting instruction form which it mails to the Beneficial Shareholders and asks Beneficial Shareholders to complete and return directly to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A BENEFICIAL

SHAREHOLDER RECEIVING A VOTING INSTRUCTION FORM CANNOT USE THAT FORM TO VOTE SHARES DIRECTLY AT THE MEETING; THE VOTING INSTRUCTION FORM MUST BE RETURNED TO ADP WELL IN ADVANCE OF THE MEETING IN ORDER TO HAVE THE SHARES VOTED.

         IF YOU ARE A BENEFICIAL SHAREHOLDER AND WISH TO VOTE IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BROKER OR AGENT WELL IN ADVANCE OF THE MEETING TO DETERMINE HOW YOU CAN DO SO.

         If you are a Shareholder and wish to vote on the Special Resolution, you should submit a voting instruction form prior to 5:00 p.m. (Toronto time) on September 23, 2004 voting on the Special Resolution.


PROPOSALS OF SHAREHOLDERS

         If the Special Resolution is approved by the Shareholders at the Meeting, the Company will be dissolved thereafter under Delaware law and will hold no further Shareholders' meetings. In the event that the Special Resolution is not so approved and the Company holds a further Shareholders' meeting, proposals of Shareholders intended to be presented at the meeting must be received by the Company a reasonable time before the Company prints and mails the Management Information Circular and Proxy Statement for inclusion in the Company's Management Information Circular and Proxy Statement and voting instructions form relating to that meeting. The mailing address of the Company is 425 Walnut Street, Cincinnati, Ohio 45202, USA.


APPROVAL OF MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

         The contents and mailing to Shareholders of this Management Information Circular and Proxy Statement have been approved by the Board of Directors of the Company.

         DATED the 30th day of August, 2004




                                          PETER A. BRAATEN
                                          President and Chief Executive Officer

                                   SCHEDULE A
                       SPECIAL RESOLUTION OF SHAREHOLDERS

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The plan of liquidation, dissolution and winding up in the form attached hereto as Exhibit I is hereby authorized and approved.

2. The Board of Directors and officers of the Company are hereby authorized and directed to take such action and to execute and deliver all such documentation as may be necessary or desirable for the implementation of this special resolution.

3. Notwithstanding the provisions hereof, the Board of Directors of the Company may revoke this special resolution at any time prior to the implementation of the plan without further approval of the shareholders of the Company.

                                    EXHIBIT I
                 PLAN OF LIQUIDATION, DISSOLUTION AND WINDING UP
                                       OF
                                USA REIT FUND LLC

         USA REIT Fund LLC, a Delaware limited liability company (the "Company"), shall proceed to a complete liquidation, dissolution and winding up of the Company according to the procedures set forth in this Plan of Liquidation, Dissolution and Winding Up (the "Plan") and the provisions of the Company's LLC Agreement (the "LLC Agreement").

1. The presentation of the Plan to shareholders of the Company has been approved by the Board of Directors of the Company and shall be submitted to shareholders of the Company pursuant to the Company's Prospectus. The Plan shall be effective upon the approval of the dissolution of the Company and adoption of the Plan by at least two-thirds of the votes cast, either in person or by proxy, of holders of the outstanding common shares of the Company at a special meeting to be held on September 27, 2004.

2. Upon such approval by the shareholders, the Company shall not engage in any business activity except for the purpose of winding up its business and affairs and preserving the value of its assets.

3. The officers of the Company, with the assistance of counsel, shall file with the Secretary of State of the State of Delaware a certificate of cancellation and any other documents necessary to dissolve the Company under Delaware law.

4. The powers of the Board of Directors and officers of the Company under the LLC Agreement and the By-Laws of the Company shall continue until the affairs of the Company have been wound up.

5. Upon approval of the dissolution of the Company and adoption of the Plan by shareholders, the Company shall liquidate its assets to cash. Upon approval of the dissolution of the Company and adoption of the Plan by the shareholders, and pursuant to Section 18-804 of the Delaware Limited Liability Company Act, the Company (i) shall pay or make reasonable provision to pay all claims and obligations, including the expenses related to carrying out the Plan and all contingent, conditional, or unmatured contractual claims known to the Company; (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party; and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution. Such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, rateably to the extent of assets legally available therefor.

6. The Company shall then distribute, in an initial distribution, the remainder of the Company's assets, in cash, to the shareholders of the Company in proportion to the number of shares held by them and recorded on the books of the Company. Thereafter, the Company shall distribute, in a second distribution, any reserved or other assets remaining after payment of all such claims, obligations, and expenses, in cash, to the shareholders of the Company in the same proportion and shall cancel all outstanding common shares.

7. The officers of the Company shall take such actions as they deem necessary or appropriate to terminate the Investment Advisory Agreement between the Company and INVESCO Real Estate; the Administrative Services Agreement between the Company and Brompton Capital Advisors Inc.; the Custodian Contract between the Company and U.S. Bank National Association; the Transfer Agency Agreement between the Company and Computershare Investor Services, LLC; and any other agreements to which the Company is a party.

8. The officers of the Company shall take such actions as they deem necessary or appropriate to continue the Company's fidelity bond and liability insurance coverage.

9. The officers of the Company, with the assistance of counsel, shall take all necessary or appropriate action to de-register the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), including the filing of Form N-8F with the Securities and Exchange Commission.

10. The officers of the Company, with the assistance of counsel, shall take all necessary or appropriate action to have the common shares delisted from the Toronto Stock Exchange.

11. The officers of the Company, with the assistance of counsel, shall take all necessary or appropriate action to have the Company cease, or be deemed to have ceased, to be a reporting issuer under applicable Canadian securities legislation.

12. The officers of the Company shall additionally have authority to do or to authorize to be done any and all acts as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the objectives of the Plan, including without limitation the execution and filing of all certificates, documents, information returns (including Internal Revenue Service Form 966), tax returns, forms, and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Delaware law.

13. The Company shall bear all expenses of adopting and implementing the Plan.

14. The officers of the Company shall have the authority to authorize those variations from or amendments to the provisions of this Plan as they may deem necessary or appropriate to effect the objectives of the Plan.

15. It is intended that the Plan shall authorize a series of distributions in complete liquidation, as described in Section 331 of the Code. The Plan shall be deemed to authorize such action as, in the opinion of counsel to the Company, may be necessary to conform with the provisions of such section.

                                USA REIT FUND LLC
                             PROXY FOR COMMON SHARES

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned holder (the "Shareholder") of common shares ("Shares") of USA REIT Fund LLC (the "Company"), hereby revoking any proxy previously given, hereby appoints Peter A. Braaten, or in his absence, David E. Roode, or instead of either of them, __________________________________, as nominee of the undersigned with full power of substitution to attend, act and vote all Shares owned by the undersigned on the following matters for and on behalf of the undersigned AT THE SPECIAL MEETING (THE "MEETING") OF SHAREHOLDERS OF THE COMPANY, TO BE HELD ON SEPTEMBER 27, 2004 COMMENCING AT 9:30 A.M. (TORONTO TIME) AT 1 FIRST CANADIAN PLACE, SUITE 6300, 100 KING STREET WEST, TORONTO, ONTARIO, AND AT ANY AND ALL ADJOURNMENTS THEREOF, AS FOLLOWS:

         (a)      VOTE FOR ___ or VOTE AGAINST ___ or ABSTAIN FROM VOTING ON
                  ___ OR, IF NO SPECIFICATION IS MADE, TO VOTE FOR, the special resolution to implement a plan of dissolution, liquidation and winding up of the Company, as more fully described in the Management Information Circular and Proxy Statement of the Company dated August 30, 2004; and

         (b) VOTE on such other business as may properly come before the Meeting, including matters incident to the conduct of the Meeting, or any adjournment thereof.

If any amendments or variations to the matters identified in the Notice of Special Meeting of Shareholders of the Company are proposed at the Meeting, including matters incident to the conduct of the Meeting, or at any adjournment thereof, or if any further matters properly come before the Meeting or any adjournment thereof, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the BEST JUDGEMENT OF THE PERSON VOTING at the Meeting or at any adjournment thereof.

               Executed on the _____________ day of ____________________, 2004.



               ----------------------------------------------------------------
                                     Number of Shares Held



               ----------------------------------------------------------------
                                    Signature of Shareholder



               ----------------------------------------------------------------
                            Name of Shareholder (Please print clearly)

                NOTES:

                  (1) A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AT THE MEETING OTHER THAN THE REPRESENTATIVES DESIGNATED IN THIS PROXY. SUCH RIGHT MAY BE EXERCISED BY INSERTING IN THE SPACE PROVIDED THE NAME OF THE PERSON THE SHAREHOLDER WISHES TO APPOINT. SUCH PERSON NEED NOT BE A SHAREHOLDER.

                  (2) To be valid, this proxy must be signed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized and its corporate seal, if any, should be affixed.

                  (3) The special resolution was proposed by the Board of Directors of the Company.

                  (4) Reference is made to the accompanying Management Information Circular and Proxy Statement for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

                  (5) If this proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed to Shareholders.

                  (6) To be valid, this proxy must be received AT THE OFFICE OF THE CO-TRANSFER AGENT OF THE COMPANY, COMPUTERSHARE TRUST COMPANY OF CANADA, 100 UNIVERSITY AVENUE, 9TH FLOOR, TORONTO, ONTARIO, M5J 2Y1 BY 5:00 P.M. (TORONTO TIME) ON SEPTEMBER 23, 2004 OR BY THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING ON THE DAY OF THE MEETING OR THE DAY OF ANY ADJOURNMENT OF THE MEETING.